UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of earliest event reported):                 February 15, 2008
FIRST EQUITY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-11777	95-6799846

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300 Dallas, Texas		75234

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code                 469-522-4200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (a) and (b) Effective February 15, 2008, Steven A. Abney resigned as a Director, Vice President, Treasurer, and Chief Financial and Accounting Officer of First Equity Properties, Inc. (the “Registrant” or the “Company” or “FEPI”). Mr. Abney had no disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices. Mr. Abney, who was appointed as a Director, Vice President, Treasurer, Chief Financial and Accounting Officer of the Registrant effective May 24, 2006 is departing as he has accepted employment with an unrelated entity.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: February 18, 2008	FIRST EQUITY PROPERTIES, INC.
	By:	/s/ Louis J. Corna
Louis J. Corna, Vice President and Secretary